SUPPLEMENT TO THE
SPARTAN(Registered trademark) MUNICIPAL FUNDS'
OCTOBER 18, 1996
STATEMENT OF ADDITIONAL INFORMATION


With respect to Spartan Municipal Money Market Fund, non-fundamental limit
(i) on page 2 is no longer in effect.